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                                                                    Exhibit 10.7

THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THIS DEBENTURE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. HOLDER SHOULD BE AWARE THAT HOLDER MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE MAKER OF THIS DEBENTURE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE MAKER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                             HYBRID NETWORKS, INC.

                       4% Convertible Debenture due 2009

Principal Amount: $_______________                        ________________, 1999

       Hybrid Networks, Inc., a corporation duly organized and existing under the laws of Delaware, and its permitted successors and assigns (herein called the "Company"), for value received, hereby promises to pay to the order of ____________________________, and its successors and assigns (the "Holder"), the principal sum of equal to the principal amount set forth above on __________, 2009, together with any interest accrued and unpaid as of such date, on the terms and conditions set forth herein.

SECTION I TERM AND PAYMENT. During the term of this Debenture, the unpaid principal amount hereof shall bear interest at the rate of 4% per annum, on a 360 days basis, actual days elapsed, which shall be payable quarterly in arrears commencing on October 1, 1999 and thereafter on the first business day of each calendar quarter (the "Interest Payment Date").
In lieu of paying such interest in coin or currency, the Company will pay interest on this Debenture by adding the amount of such interest to the outstanding principal amount due under this Debenture ("PIK Interest") pursuant to a statement in the form of Exhibit 1 hereto ("PIK Statement") delivered by the Company to the Holder on or prior to the applicable Interest Payment Date.

SECTION II    CONVERSION RIGHTS.

       A. GENERAL. The Holder shall have the right to convert the principal of this Debenture (or any portion of the principal hereof which is $1.00 or an integral multiple of $1.00) into fully paid and nonassessable (except as otherwise provided by law) shares of Common Stock of the Company, par value $0.001 per share ("Common Stock"), at the

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rate of one share of Common Stock for each $2.85 principal amount of
Debenture (subject to adjustment as provided below, the "Conversion Price"). Such conversion right shall be exercised by the surrender of the Debenture, the principal of which is so to be converted, to the Company, accompanied by written notice that the Holder elects to convert the Debenture or any portion thereof and specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued. If this Debenture is converted in part only, upon such conversion the Company shall execute and deliver to the Holder a new Debenture or Debentures of authorized denominations in an aggregate principal amount equal to the unconverted portion of such Debenture. Notwithstanding any other provision of this Debenture to the contrary, this Debenture is convertible at any time, at the option of the Holder, following the first of the following to occur: (i) December 31, 1999 (unless the Company agrees in writing to an earlier date),
(ii) a Change of Control (as defined in the Securities Purchase Agreement between the Company and Sprint Corporation dated in August 1999 (the "Sprint Purchase Agreement")) of the Company or (iii) receipt by the Holder of a Change of Control Notice (as defined below) from the Company. In the event that a proposed Change of Control will occur pursuant to an agreement to which the Company is a party, the Company shall give notice of such proposed Change of Control (the "Change of Control Notice") to the Holder at least 10 business days prior to the consummation of the transactions contemplated by such agreement, which notice shall include a copy of such agreement.

       At any time on or after December 31, 2000, the Company shall have the right to convert the principal of this Debenture (or any portion of the principal hereof which is $1.00 or an integral multiple of $1.00) into fully paid and nonassessable (except as otherwise provided by law) shares of Common Stock at the Conversion Price. Such conversion right shall be exercised by the Company giving twenty (20) days prior written notice of such conversion to the Holder. If this Debenture is converted in part only, upon such conversion the Company shall execute and deliver to the Holder a new Debenture or Debentures of authorized denominations in an aggregate principal amount equal to the unconverted portion of the Debenture.

       As of the date hereof (assuming for these purposes that this Debenture is currently convertible), this Debenture is convertible into _____________ shares of Common Stock, which the Company represents and warrants constitutes __________% of the outstanding Common Stock on a Fully Diluted Basis (as defined in the Securities Purchase Agreement between the Company, the Holder and other investors in the Company dated in August 1999 (the "PURCHASE AGREEMENT")).

       B. ISSUANCE OF COMMON STOCK; TIME OF CONVERSION. As promptly as practicable after the surrender, as herein provided, of this Debenture for conversion, the Company shall deliver to the Holder a certificate or certificates representing the number of fully paid and nonassessable (except as otherwise provided by law) shares of Common Stock of the Company into which this Debenture (or portion thereof) may be converted together with payment in lieu of any fraction of a share. Subject to the following


                                      2
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provisions of this Debenture, such conversion shall be deemed to have been made immediately prior to the close of business on the date that this Debenture shall have been surrendered for conversion (except that if such conversion is in connection with an underwritten public offering of Common Stock, then such conversion shall be deemed to have been effected upon such surrender), so that the rights of the Holder as a Holder shall cease with respect to this Debenture (or portion thereof) being converted at such time, and the Person or Persons entitled to receive the shares of Common Stock deliverable upon conversion of this Debenture shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time, and such conversion shall be at the conversion rate in effect at such time; provided, however, that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock deliverable upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are open, and such conversion shall be deemed to have been made at, and shall be made at the conversion rate in effect at, such time on such nxt succeeding day. The term "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agent or political subdivision thereof.

If the last day for the exercise of the conversion right shall not be a business day, then such conversion right may be exercised on the next succeeding business day.

       C. ACCRUED INTEREST. Upon conversion, any unpaid interest, accrued to the date of conversion of such Debenture, shall be included in the principal amount so converted.

       D. CONVERSION PRICE ADJUSTMENTS. The Conversion Price shall be subject to adjustment from time to time as follows:

              1. Upon each issuance by the Company of any Additional Stock (as defined below), after the date hereof, without consideration (except as provided in Section II.D.3 below) or for a consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Conversion Price in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this Section II.D.1) be adjusted to a price determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by the Company for such issuance would purchase at the Conversion Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of such Additional Stock; provided, however, that during the period commencing on the date hereof and ending on February ___, 2000, upon issuance


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

of Additional Stock for a consideration per share (the "Issuance Price") less than the Conversion Price in effect immediately prior to the issuance of such Additional Stock, the Conversion Price in effect immediately prior to each such issuance shall forthwith be adjusted to the Issuance Price.

              2. No adjustment of the Conversion Price shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in Section II.D.1(v)(C) and II.D.1(v)(D) below, no adjustment of the Conversion Price pursuant to this Section II.D.1 shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

              3. In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

              4. In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be fair value thereof as reasonably determined in good faith by the Board of Directors of the Company irrespective of any accounting treatment.

              5. In the case of the issuance (whether before, on or after the date hereof) of options to purchase or rights to subscribe for Common Stock, securities that are by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section II.D.1 and Section II.D.2:

                     (A) The aggregate maximum number of shares of Commons Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections II.D.1(iii) and II.D.1(iv), except as provided in subsection II.D.1(v)(E)), if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock converted thereby.


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               (B)   The aggregate maximum number of shares of Common Stock
deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections II.D.1(iii) and II.D.1(iv), except as provided in subsection II.D.1(v)(E).

               (C) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or change of such securities.

               (D) Upon the expiration of any such options or rights, the termination of any such rights to convert or change or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities; provided that no such recomputation shall have the effect of increasing or decreasing the Conversion Price to an amount other than the amount that would have existed on the recomputation date had the unexercised options or rights never been issued.

               (E) In determining the amount of consideration received by the Company for or upon the issuance of any Additional Stock or other securities for the purposes of this Section II.D.1 or Section II.D.2, the value of any options to purchase or rights to subscribe for Common Stock, securities that are by their terms convertible into


                                      5
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or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities (each a "DERIVATIVE SECURITY") issued by the Company shall be deemed to be zero (so that the issuance itself of any such Derivative Security shall not be deemed to increase or decrease the consideration otherwise received by the Company under this Section II.D.1 or Section II.D.2, inasmuch as the rights under such Derivative Security shall be deemed to have been exercised immediately upon the issuance of such Derivative Security (as contemplated by Sections II.D.1(v)(A) and II.D.1(v)(B)).

              2. "ADDITIONAL STOCK" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Sections II.D.1(v)) by the Company after the date hereof other than

                     (i) Common Stock issued pursuant to a transaction described in Section II.D.3 hereof;

                     (ii) shares of Common Stock, or options warrants or rights to acquire any such shares, issuable or issued to employees, or directors (if in transactions with primarily non-financing purposes and approved by the Board of Directors of the Company) of the Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company; provided that the price at which such shares are issued (or, in the case of such options, warrants or rights, the exercise price thereof) is at the time of issuance of such shares (or at the time of the issuance of such options, warrant or rights, as the case may be ) not less than the fair market value of such shares as determined by the Board of Directors; as provided in Section II.D.1(v), the term "ADDITIONAL STOCK" shall not include any shares of capital stock that are issued upon the exercise of any options, warrants or rights excluded from the definition of Additional Stock hereunder;

                     (iii) shares of Common Stock issued or issuable upon conversion of this Debenture;

                     (iv) shares of Common Stock, or options, warrants, convertible securities or other rights to acquire Common Stock that are issued to the Investor or any assignee thereof pursuant to the Purchase Agreement, to other investors or any assignees thereof pursuant to the Purchase Agreement or to Sprint Corporation or any assignee thereof pursuant to the Sprint Purchase Agreement including, without limitation, any securities issued pursuant to the exercise of the preemptive rights or other purchase rights granted by the Company to Sprint Corporation pursuant in the Sprint Purchase Agreement.

              3. In the event the Company should at any time or from time to time after the date hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of


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Common Stock or entitled to receive a dividend convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "COMMON STOCK EQUIVALENTS") without any payment of any consideration by such holder for the additional shares of Stock issuable upon conversion or exercise thereof, then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of the Debenture shall be increased in proportion to such increase of the aggregate number of shares of Common Stock outstanding (including those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in Section II.D.1(v)).

              4. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of the Debenture shall be decreased in proportion to such decrease in outstanding shares.

              5. The Company represents and warrants to the Holder that, immediately following the consummation of the transactions contemplated by the Purchase Agreement, there will be no more than 31,430,000 shares of Common Stock outstanding on a Fully Diluted Basis, and that the ______________ shares of Common Stock into which this Debenture is initially convertible therefore represent __________% of the outstanding Common Stock on a Fully Diluted Basis. Notwithstanding any other provision of this Debenture, if the actual number of outstanding shares of Common Stock on a Fully Diluted Basis immediately following the consummation of the transactions contemplated by the Purchase Agreement is greater than 31,430,000, the initial Conversion Price of $2.85 shall be automatically adjusted such that the number of shares of Common Stock into which this Debenture is convertible upon its issuance represents ________% of the outstanding Common Stock on a Fully Diluted Basis.

       E. DIVIDENDS AND DISTRIBUTIONS. In the event the Company shall declare a cash dividend or a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets or options or rights not referred to in Section II.D.3, then, in each such case for the purpose of this Section II.E, Holder shall be entitled to a proportionate share of any such dividend or distribution as though Holder was the holder of the number of shares of Common Stock of the Company into which the Debenture is convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such dividend or distribution.

       F. RECAPITALIZATIONS. If at any time or from time to time there shall be recapitalization of the Common Stock, provision shall be made so that Holder shall


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thereafter be entitled to receive upon conversion of this Debenture or any portion thereof the number of shares of stock or other securities or property of the Company or otherwise to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section II with respect to the rights of the Company after the recapitalization to the end that the provisions of this Section II (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the shares of this Debenture) shall be applicable after that event as nearly equivalent as may be practicable.

       G. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section II and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of Holder against impairment.

       H.     NO FRACTIONAL SHARES AND CERTIFICATE AS TO ADJUSTMENTS.

              1. No fractional shares shall be issued upon conversion of this Debenture or any portion thereof, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total principal amount of this Debenture that Holder is at the time converting into Common Stock and the number of shares of Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

              2. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section II, the Company, at its expense, shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall upon the written request at any time of Holder, furnish or cause to be furnished to Holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of the Debenture.

       I. NOTICE OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to Holder, at


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least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

       J. RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of this Debenture such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Debenture; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect such conversion, in addition to such other remedies as shall be available to Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

       K. NOTICES. Any notice required by the provisions of this Debenture shall be deemed given, with respect to Holder, (1) upon personal delivery to Holder, (2) on the third business day after deposit in United States mail, postage prepaid and addressed to Holder at Holder's address appearing on the records of the Company on or at such other address as Holder may designate by advance notice in accordance with this Section II.K or (3) upon confirmed receipt by Holder of a facsimile transmission addressed to Holder and sent to Holder's fax number indicated for such holder in the records of the Company, or to such other fax number as Holder may designate by advance notice in accordance with this Section II.K.

       L. CONSOLIDATION, MERGER OR SALE OF ASSETS. In case of any consolidation of the Company with, or merger of the Company into, any other Person (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company (whether such assets are held by the Company directly or indirectly through its Subsidiaries), the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Holder an instrument providing that the Holder shall have the right thereafter, during the period this Debenture shall be convertible, to convert this Debenture only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which this Debenture might have been converted immediately prior to such consolidation, merger, sale or transfer assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share

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of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share") then for the purpose of this subsection the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non- electing shares). Such instrument shall provide for adjustments which, for events subsequent to the effective date of such instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this subsection shall similarly apply to successive consolidations, mergers, sales or transfers.

       M. REGISTRATION AND LISTING OF SHARES. The Company covenants that if any shares of Common Stock required to be reserved for purposes of conversion of Debentures hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be. The Company further covenants that if and so long as the Common Stock of the Company is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of this Debenture.

       N. TAXES AND CHARGES. The issuance of certificates for shares of Common Stock upon the conversion of the Debenture shall be made without charge to the Holder for such certificates or for any tax in respect of the issuance of such certificates or the securities represented thereby, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder.

SECTION III   REDEMPTION.

       The Debentures are not subject to redemption by the Company prior to maturity.

SECTION IV    SUBORDINATION.

       A. DEBENTURES SUBORDINATE TO SENIOR INDEBTEDNESS. The Company covenants and agrees, and the Holder by its acceptance hereof likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Section, the indebtedness represented by this Debenture and the payment of the principal of (and premium, if any) and interest on this Debenture are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness. "Senior Indebtedness" means the principal of, interest on and any other payment due pursuant to that certain Senior Secured Convertible Purchase Agreement between the Company and London Pacific Life & Annuity Company dated April 30, 1997; and any subsequent indebtedness of the Company which the Holder agrees constitutes Senior Indebtedness.

       B. NOTICE TO HOLDER. The Company shall give prompt written notice to the Holder of any fact known to the Company which would prohibit the making of any payment to the Holder in respect of the Debentures. Failure to give such notice shall not affect the subordination of the Debenture to Senior Indebtedness. Notwithstanding the provisions of this Section or any other provision of this Debenture, the Holder shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to the Holder in respect of the Debenture, unless and until the Holder shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor.

SECTION V     REPORTS BY COMPANY.

       The Company shall mail to the Holder, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall nonetheless mail the same to the Holder as if it were required to do so by the Commission.

SECTION VI    REMEDIES.

       A. EVENTS OF DEFAULT. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Section (B) or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation or any administrative or governmental body):

              1. default in the performance, or breach, of any obligation of the Company in this Debenture and continuance of such default or breach for a period of 15 days after there has been given, by registered or certified mail, to the Company by the Holder a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

              2. the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

              3. the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

       B. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If any Event of Default occurs and is continuing (other than an Event of Default described in Subsections I(1)(d) and (e)), then and in every such case the Holder may declare the principal and all accrued and unpaid interest of all the Debentures issued to the Holder to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal shall become immediately due and payable. If an Event of Default described in subsections (3) and (4) shall occur, then in every such case the unpaid principal balance hereof and all accrued and unpaid interest shall automatically become due and payable.

       C. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

       D. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Section or by law to the Holder may be exercised from time to time, and as often as may be deemed expedient, by the Holder.

       E. AMENDMENTS; GOVERNING LAW ETC. This Debenture may be amended only by a writing signed by the Company and the Holder. The Article and Section headings herein are for convenience only and shall not affect the construction hereof. All covenants and agreements in this Debenture by the Company shall bind its successors and assigns, whether so expressed or not. In case any provision in this Debenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Debenture shall be governed by and construed in accordance with the laws of the State of Delaware. If any action or proceeding shall be brought by the Holder in order to enforce any right or remedy under this Debenture, the Company hereby consents and submits to the jurisdiction of the courts of the State of Delaware and of any Federal court sitting in the State of Delaware.

              No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, place and rate, herein prescribed or to convert this Debenture as provided herein.

       F. MISCELLANEOUS. The Company waives presentment for payment, protest, notice of protest and notice of prepayment of this Debenture. The Company agrees to reimburse Holder for all its reasonable costs and expenses, including reasonable attorneys' fees, in connection with the enforcement of this Debenture, whether or not any suit is instituted. Should suit be commenced to collect this Debenture or any portion thereof, such sum as the court may deem reasonable shall be added hereto as attorneys' fees, including any fees awarded on any appeal. The term "SUIT" as used herein includes any action before any United States Bankruptcy Court.

       IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal as of the date first specified above.


                                          HYBRID NETWORKS, INC.


                                          By:
                                             -----------------------------------
                                                 Carl S. Ledbetter, President
                                                 and Chief Executive Officer

                                   EXHIBIT 1

                                 PIK STATEMENT



Date: ____________________________

To:  ______________________ ("Holder")

RE: CONVERTIBLE SUBORDINATED DEBENTURE DUE AUGUST ___, 2009 ("DEBENTURE") OF HYBRID NETWORKS, INC. (THE "COMPANY"), IN THE PRINCIPAL AMOUNT OF US$_________________

       Capitalized terms used in this PIK Statement and not otherwise defined shall have the meaning ascribed thereto in the Debenture.

       In payment of interest on the Debenture, for the Interest Payment Date indicated below, the Company hereby certifies to the Holder the following:

       Interest Payment Date: ________________________________

       Outstanding Principal Amount on
       which interest is being paid:                    US$ ______________
       PIK Interest:                                    US$ ______________


       IN WITNESS WHEREOF, this PIK Statement has been duly executed and delivered on the date first written above.

                                          HYBRID NETWORKS, INC.



                                          By:__________________________________
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